Exhibit 32.1

Certification of Principal Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James R. Giuliano, III, as President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2007

/s/ JAMES R. GIULIANO, III
Name:	James R. Giuliano, III
Title:	President and Chief Financial Officer